Exhibit 10.4

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

June 19, 2000

To: Cahill, Warnock Strategic Partners Fund, L.P.

Strategic Associates, L.P.

Double Black Diamond II LLC

(the above addressees are referred to herein

as the "Preferred Investors")

Richard A. Mahoney

Quest Diagnostics Ventures LLC ("Quest Diagnostics")

(the Preferred Investors and Quest Diagnostics

are referred to herein as the "Purchasers")

Ladies and Gentlemen:

On April 30,1999 the Preferred Investors and MedPlus, Inc. (the "Company) entered into a Registration Rights Agreement (the "Original Registration Rights Agreement") granting the Preferred Investors certain registration rights with respect to MedPlus Common Stock issued upon conversion of the Preferred Stock they purchased under a certain Stock Purchase Agreement dated June 8, 1999 (the "Preferred Purchase Agreement"). Subsequently, Quest Diagnostics has agreed to purchase shares of MedPlus Common Stock from MedPlus pursuant to a Stock Subscription Agreement of even date herewith (the "Quest Purchase Agreement") and from Richard A. Mahoney, provided that its shares are included in this Amended and Restated Registration Rights Agreement. Accordingly, the Original Registration Rights Agreement is hereby amended to read in its entirety as set forth below; the Original Registration Rights Agreement shall be of no further force or effect.

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

"Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

"Common Stock" shall mean the Common Stock, no par value, of the Company, as constituted as of the date of this Agreement.

"Conversion Shares" shall mean shares of Common Stock issued upon conversion of the Preferred Shares.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Managing Shareholder" shall mean Richard A. Mahoney.

"Managing Shareholder Shares" shall mean shares of Common Stock now or hereafter owned beneficially and of record by the Managing Shareholder.

"Notes" shall mean the Company's subordinated notes, due 2004, in the aggregate principal amount of $2,000,000 issued pursuant to the Preferred Purchase Agreement.

"Note Warrants" shall mean the warrants to purchase shares of Common Stock or Preferred Stock issued pursuant to the Notes.

"Preferred Shares" shall mean the shares of Preferred Stock issued pursuant to the Preferred Purchase Agreement, any shares of Preferred Stock issued upon exercise of the Warrants and any additional shares of Preferred Stock hereafter acquired by the Purchasers.

"Preferred Stock" shall mean the Series A Convertible Preferred Stock of the Company, $.01 par value.

"Purchase Warrants" shall mean the warrants to purchase an aggregate of 759,562 shares of the Preferred Stock to be issued pursuant to the Purchase Agreement.

"Quest Shares" shall mean the shares of Common Stock purchased by Quest Diagnostics from the Company and the Managing Shareholder pursuant to the Quest Purchase Agreement and pursuant to the exercise of the Quest Warrants.

"Quest Warrants" shall mean the warrants to purchase shares of Common Stock issued to Quest Diagnostics pursuant to the Quest Purchase Agreement.

"Registration Expenses" shall mean the expenses so described in Section 8.

"Restricted Stock" shall mean the Conversion Shares, the Warrant Shares, the Quest Shares and any additional shares of Common Stock which the Purchasers hereafter acquire, excluding Conversion Shares, Warrant Shares and shares of Common Stock held by the Purchasers which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Selling Expenses" shall mean the expenses so described in Section 8.

"Warrants" shall mean the Purchase Warrants, the Note Warrants and the Quest Warrants.

"Warrant Shares" shall mean the shares of Common Stock issued upon exercise of the Note Warrants and/or the Quest Warrants.

2. Restrictive Legend. Each certificate representing Quest Shares, Preferred Shares, Conversion Shares or Warrant Shares shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault, LLP shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

3. Notice of Proposed Transfer. Prior to any proposed transfer of any Quest Shares, Preferred Shares, Conversion Shares or Warrant Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault, LLP shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Quest Shares, Preferred Shares, Conversion Shares or Warrant Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

4. Required Registration.

(a) Preferred Investors.

(i) At any time after the date hereof, Preferred Investors holding Restricted Stock constituting at least a majority of the total shares of Restricted Stock then held by all Preferred Investors may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting Preferred Investors for sale in the manner specified in such notice, provided that the shares of Restricted Stock for which registration has been requested shall constitute at least 20% of the total shares of Restricted Stock originally issued to the Preferred Investors if such Preferred Investors shall request the registration of less than all shares of Restricted Stock then held by such Preferred Investors (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4(a) within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Preferred Investors shall have been entitled to join pursuant to Section 5 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

(ii) Following receipt of any notice under Section 4(a)(i) from any Preferred Investor, the Company shall immediately provide written notice to Quest Diagnostics, whereupon Quest Diagnostics may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by Quest Diagnostics for sale in the manner specified in such notice. Any request by Quest Diagnostics hereunder must be received by the Company within ten business days after receipt by Quest Diagnostics of written notice from the Company of any Preferred Investor's request under Section 4(a)(i). If Quest Diagnostics requests registration of any portion of the shares of Restricted Stock held by Quest Diagnostics, the provisions of Section 4(c) shall govern such registration.

(iii) Following receipt of any notice under Section 4(a)(i) and provided Quest Diagnostics has not provided the Company with notice under Section 4(a)(ii), the Company shall immediately notify the Managing Shareholder and all holders of Restricted Stock and Warrants other than Quest Diagnostics from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Preferred Investors, (i) the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company), and (ii) subject to Section 4(f), the number of Managing Shareholder Shares specified in any notice received by the Company from the Managing Shareholder within 30 days after the giving of such notice by the Company. If such method of disposition shall be an underwritten public offering, Preferred Investors holding Restricted Stock constituting at least a majority of the total shares of Restricted Stock held by Preferred Investors to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. In the event that any registration pursuant to this Section 4(a) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting Preferred Investors based on the number of shares of Restricted Stock owned by such Preferred Investors) if and to the extent that the managing underwriter shall be of the opinion that the inclusion of all such shares would adversely affect the marketing of the shares to be sold therein, provided, however, that such number of shares of Restricted Stock held by Preferred Investors shall not be reduced if any shares are to be included in such underwriting for the account of any person other than Preferred Investors. The Company shall be obligated to register Restricted Stock pursuant to this Section 4(a) on one occasion only (subject in all respects to the provisions of Section 4(c) with respect to the simultaneous exercise of the rights of Preferred Investors under this Section 4(a) and Quest Diagnostics under Section 4(b)), provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Preferred Investors, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

(b) Quest Diagnostics.

(i) At any time after the date hereof, Quest Diagnostics may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by Quest Diagnostics for sale in the manner specified in such notice, provided that the shares of Restricted Stock for which registration has been requested shall constitute at least 20% of the total shares of Restricted Stock originally issued to Quest Diagnostics if Quest Diagnostics shall request the registration of less than all shares of Restricted Stock then held by Quest Diagnostics (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4(b) within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which Quest Diagnostics shall have been entitled to join pursuant to Section 5 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

(ii) Following receipt of any notice under Section 4(b)(i) from Quest Diagnostics, the Company shall immediately provide written notice to each Preferred Investor, whereupon each Preferred Investor may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such Preferred Investor. Any request by a Preferred Investor hereunder must be received by the Company within ten business days after receipt by such Preferred Investor of written notice from the Company of Quest Diagnostic's request under Section 4(b)(i). If Preferred Investors holding a majority of shares of Restricted Stock held by all Preferred Investors request registration of any portion of the shares of Restricted Stock held by such Preferred Investors, the provisions of Section 4(c) shall govern such registration.

(iii) Following receipt of any notice under Section 4(b)(i) and provided Preferred Investors holding a majority of shares of Restricted Stock held by all Preferred Investors have not provided the Company with notice under Section 4(b)(ii), the Company shall immediately notify the Managing Shareholder and all holders of Restricted Stock and Warrants other than the Preferred Investors and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from Quest Diagnostics, (i) the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company), and (ii) subject to Section 4(f), the number of Managing Shareholder Shares specified in any notice received by the Company from the Managing Shareholder within 30 days after the giving of such notice by the Company. If such method of disposition shall be an underwritten public offering, Quest Diagnostics may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. In the event that any registration pursuant to this Section 4(b) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that the inclusion of all such shares would adversely affect the marketing of the shares to be sold therein, provided, however, that such number of shares of Restricted Stock held by Quest shall not be reduced if any shares are to be included in such underwriting for the account of any person other than Quest Diagnostics. The Company shall be obligated to register Restricted Stock pursuant to this Section 4(b) on two occasions only (subject in all respects to the provisions of Section 4(c) with respect to the simultaneous exercise of the rights of Preferred Investors under Section 4(a) and Quest Diagnostics under this Section 4(b)), provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by Quest Diagnostics, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

(c) Simultaneous Demand.

Following receipt of any notice under Section 4(b)(ii) from Preferred Investors holding a majority of shares of Restricted Stock held by all Preferred Investors, or under Section 4(a)(ii) from Quest Diagnostics, the Company shall immediately notify the Managing Shareholder and all holders of Restricted Stock and Warrants from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, (i) the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company), and (ii) subject to Section 4(f), the number of Managing Shareholder Shares specified in any notice received by the Company from the Managing Shareholder within 30 days after the giving of such notice by the Company. If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. In the event that any registration pursuant to this Section 4(c) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among Quest Diagnostics and the requesting Preferred Investors based upon the number of shares of Restricted Stock owned by Quest Diagnostics and such requesting Preferred Investors) if and to the extent that the managing underwriter shall be of the opinion that the inclusion of all such shares would adversely affect the marketing of the shares to be sold therein, provided, however, that such number of shares of Restricted Stock held by Quest Diagnostics and the Preferred Investors shall not be reduced if any shares are to be included in such underwriting for the account of any person other than Quest and the requesting Preferred Investors. For purposes of determining whether the Company has satisfied its obligations under Sections 4(a)(iii) and 4(b)(iii), any registration effected by the Company under this Section 4(c) shall be deemed to satisfy the Company's obligation with respect to one of the two registrations for which the Company is obligated under Section 4(b)(iii) and shall not be deemed to satisfy the obligation of the Company to effect a registration under Section 4(a) as set forth in Section 4(a)(iii); provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by Quest Diagnostics, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

(d) For purposes of this Section 4, Section 5 and Section 6, the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares or Warrants upon the exercise of all Warrants and the conversion of all Preferred Shares held by such holder (assuming such exercise) at such time, and for purposes of Sections 12(a) and 12(d), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares or Warrants upon exercise of all Warrants and conversion of all Preferred Shares held by such holder (assuming such exercise) at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that, in any underwritten public offering contemplated by this Section 4, Section 5 or Section 6, the holders of Preferred Shares and Warrant Shares shall be entitled to sell such Preferred Shares and Warrant Shares to the underwriters for conversion (or exercise) and sale of the shares of Common Stock issued upon conversion (or exercise) thereof.

(e) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

(f) Notwithstanding anything herein to the contrary, with respect to any single registration, (i) the Company shall not register more than that number of Managing Shareholder Shares as is equal to 20% of the aggregate shares of Restricted Stock registered in such registration, and (ii) in no event shall the Company register any Managing Shareholder Shares if such registration is, in whole or in part, an underwritten public offering of Common Stock and the managing underwriter is of the opinion that the inclusion of such Managing Shareholder Shares would adversely affect the marketing of the shares to be sold therein.

5. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock and Warrants of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, (i) then the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate a co-managing underwriter of such offering, and (ii) the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock. The Company hereby agrees that it will not register any of its securities under the Securities Act for sale to the public for the account of any security holder other than a Purchaser without the prior written consent of the Purchasers.

6. Registration on Form S-3. If at any time (i) a holder or holders of Preferred Shares or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4(c) (including but not limited to the requirement that the Company notify all holders of Restricted Stock and Warrants from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and provided, further, however, that the requirements contained in the first sentence of Section 4(a)(i) and 4(b)(i) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission (within 60 days after receipt of the notice under the first sentence of Sections 4(a) or 4(b), as applicable) a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become effective as soon as practicable and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided); provided that before filing a registration statement or any amendments or supplements thereto or prospectus, including in each case documents incorporated by reference, the Company will furnish to the holders of the Restricted Stock covered by such registration statement and the underwriters, if any, copies of all such documents at least five trading days prior to the day they are proposed to be filed. In the case of any registration under Section 4, such documents will be subject to the reasonable review of the holders of Restricted Stock participating in the offering and underwriters, and the Company will not file any registration statement or any amendment or supplement thereto or any prospectus (including in each case such documents as are incorporated by reference) to which the sellers of Restricted Stock or the underwriters, if any, will reasonably object;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

(c) furnish to each seller of Restricted Stock and to each underwriter, and to the Managing Shareholder if any Managing Shareholder Shares are included in such registration, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock and Managing Shareholder Shares, if any, covered by such registration statement;

(d) use its best efforts to register or qualify the Restricted Stock and the Managing Shareholder Shares, if any, covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Stock covered by the Registration Statement; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) use its best efforts to list the Restricted Stock and the Managing Shareholder Shares, if any, covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify each seller of Restricted Stock and each underwriter, and the Managing Shareholder, if any Managing Shareholder Shares are included in such registration, under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Restricted Stock for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, and (v) of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g) upon the occurrence of any event contemplated by Section 7(f)(v), prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers, the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(h) use its best efforts to obtain the withdrawal at the earliest possible time of any order suspending or preventing the use of any prospectus or suspending the effectiveness of the registration statement or any amendment or supplement thereto or suspending the qualification of any Restricted Stock included in such registration statement for sale in any jurisdiction.

(i) cooperate with the sellers of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold and not bearing any restrictive legends; enable such Restricted Stock to be in such denominations and registered in such names as the sellers of Restricted Stock or managing underwriters may request at least two trading days prior to any sale of Restricted Stock to the underwriters;

(j) enter into such agreements (including any underwriting agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature) and take all such other actions as may be reasonably required in order to expedite or facilitate the disposition of such Restricted Stock and in such connection, (a) make such representations and warranties to the sellers of Restricted Stock of such Restricted Stock and the underwriters, if any, in form, substance and scope as are customarily made by issuers comparable to the Company to underwriters in primary underwritten offerings; (b) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any, and the sellers of Restricted Stock) addressed to each selling holder and the underwriters, if any, covering the following: (i) such registration statement has become effective under the Securities Act, (ii) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (iii) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (iv) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel; (c) obtain a letter (on each of the closing date and the date the underwriting agreement is signed) from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, (d) obtain a letter (on each of the closing date and the date the underwriting agreement is signed) from the independent public accountants retained by the Company, addressed to the underwriters and such seller, covering such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and (e) deliver such documents and certificates as may be requested by the sellers of Restricted Stock and the managing underwriters, if any, to evidence compliance with this Section 7(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company, provided that if an underwriting agreement is entered into, the same will set forth in full the indemnification provisions and procedures of Section 9 hereof with respect to all parties to be indemnified pursuant to said Section. the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

(k) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

(l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as practicable but in any event no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (a) commencing at the end of any fiscal quarter in which Restricted Stock are sold to underwriters in an underwritten public offering, or (b) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statements will cover said 12-month periods;

(m) in the case of a registration under Section 4, permit any selling holder of Restricted Stock which holder believes he, she or it may be deemed to be an underwriter to require the insertion in the registration statement, prospectus, preliminary prospectus, or any supplement or amendment thereto, any material which in such holder's reasonable judgment should be inserted therein, provided that the Company will not be required to insert (i) any material that it believes to contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any material to which the lead underwriter in the offering described therein reasonably objects;

(n) in the case of a registration under Section 4, arrange for not less than two executive officers of the Company to make oral presentations and be available for questions in connection with a customary roadshow conducted (at the expense of the underwriters) within the United States.

For purposes of Section 7(a) and 7(b) and of Section 4(e), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with any registration of Managing Shareholder Shares pursuant to the terms hereof, the Managing Shareholder will furnish to the Company in writing such information with respect to himself and the proposed distribution by him as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 or 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock and Managing Shareholder Shares are called "Selling Expenses".

The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

9. Indemnification and Contribution.

(a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any violation of law by the Company in connection with the offering to be effected by such registration or any breach by the Company of its undertakings hereunder or (ii) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus. The Company will also indemnify selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Restricted Stock, if requested by the lead underwriter in the offering to be effected by such registration.

(b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, and the Managing Shareholder, to the extent a seller of Managing Shareholder Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was, and Managing Shareholder Shares were, registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of shares covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its shares of Common Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such shares of Common Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

12. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

(a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Code of Regulations of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

(b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

13. Lock-Up. In the event of any proposed registration involving a proposed underwritten offering under Section 4, then the Managing Shareholder and each holder whose Restricted Stock are included in the registration will not effect any sale or distribution of any Common Stock, including any sale pursuant to Rule 144, without the consent of the managing underwriter for such underwritten offering, during a period (the "Lock-Up Period") commencing 30 days before (or, if later, the date on which such person receives notice of such proposed underwritten offering) and ending 60 days (or such fewer number as the managing underwriter may designate) after the effective date of such registration statement (or if such underwritten offering is pursuant to a shelf registration, for a period (not to exceed 90 days) commencing upon notice of such transaction and ending 60 days after pricing of such transaction. To the extent requested by the managing underwriter, the Company will use its best efforts to cause each director and executive officer of the Company and (to the extent that such person has acquired such securities directly from the Company) any person that beneficially owns more than 5% of the outstanding Common Stock, agrees in writing to restrictions substantially the same as are set forth in this Section 13.

14. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares, Warrants or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares, Warrants or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares, Warrants, or Restricted Stock if (i) there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued pursuant to the Preferred Purchase Agreement or Quest Purchase Agreement, as applicable, to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or affiliate of a party hereto, and provided further that registration rights conferred herein on the Managing Shareholder shall not inure to the benefit of any transferee of Managing Shareholder Shares.

(b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

if to the Company or any other party hereto, at the address of such party set forth in the Preferred Purchase Agreement in the case of the Preferred Investors and the Quest Purchase Agreement in the case of Quest Diagnostics;

if to any subsequent holder of Preferred Shares, Warrants or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares, Warrants or Restricted Stock) or to the holders of Preferred Shares, Warrants or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

(d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company, the Preferred Investors holding at least two-thirds of the outstanding shares of Restricted Stock held by all Preferred Investors, and Quest Diagnostics.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on the fifteenth anniversary of the date of this Agreement.

(g) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

(h) The Company shall not grant to any third party any registration rights substantially equal to or more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

(i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

Very truly yours,

MEDPLUS, INC.

By:

Title: President

AGREED TO AND ACCEPTED as of the date first above written.

Purchasers named in Exhibit 1.01 to the Preferred Purchase Agreement:

CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.,

By: CAHILL, WARNOCK STRATEGIC PARTNERS, L.P.,

its General Partner

By:

Title:

STRATEGIC ASSOCIATES, L.P.,

By: CAHILL, WARNOCK & CO., LLC,

its General Partner

By:

Title:

DOUBLE BLACK DIAMOND II LLC

By:

Title:

MANAGING SHAREHOLDER:

Richard A. Mahoney

QUEST DIAGNOSTICS VENTURES LLC

By:

Title: